Exhibit 99.1

Cuentas Inc. Subsidiary Limecom Inc. Signs a $4 Million Factoring Agreement
Limecom Generated $100M in Revenue in Fiscal 2017

MIAMI, November 8, 2018  Cuentas, Inc. (CUENTAS) (OTCQB: CUEN), a FinTech service provider delivering mobile banking, prepaid debit and credit and telecommunications services to underbanked and underserved communities, announced today that its wholly owned subsidiary Limecom, which specializes in wholesale international telecommunications services provided via Voice over Internet Protocol (VoIP), executed a $4 million, three-year, factoring facility with AEC YIELD CAPITAL LLC, an affiliate of Advanced Energy Capital, LLC (“AEC”). Limecom has interconnections with over 100 Carriers around the world and has provided over 2 billion minutes of voice traffic.  Limecom generated revenue of over $100M in fiscal 2017. In fiscal 2018, Cuentas’ Income Statement will reflect 100% of the revenue of Limecom.

AEC will provide an initial availability of $4 million for periodical purchasing of Limecom invoices. This facility will allow Limecom to expand its business unit substantially. Cuentas, which provides its mobile banking customers with Telecommunications Long Distance Rewards, will be using Limecom’s International Network Legacy for these rewards. The total facility amount can increase incrementally by $1 million, up to $8 million.

“Securing this facility is key to the growth and profitability of Limecom which will help Cuentas tremendously,” said Orlando Taddeo, International CEO of Limecom. He also added, “This financial agreement should be beneficial to the entire company and help generate additional significant revenue and profitability.”

“Limecom has been a very strong carrier in the international marketplace and this financial instrument will allow for the continued expansion of services,” said Daniel Contreras, CFO of Limecom.

“Adding Limecom to our stable of clients is another key step in broadening AEC’s reach in providing creative and high-proceeds working capital solutions to a variety of industries,” said Richard Rudy, Principal and co-Founder of AEC. “We are excited to enter into this agreement with Limecom and view their entrepreneurial approach as a key driver of success.”

ThinkEquity, a division of Fordham Financial Management, Inc., acted as advisor to the company on the financing.

About Limecom, Inc.
Limecom, Inc., a wholly owned subsidiary of Cuentas, Inc, is a corporation headquartered in Miami, Florida that specializes in wholesale international telecommunications services provided via Voice over Internet Protocol (VoIP). Limecom has interconnections with over 100 Carriers around the world and has provided over 2 billion minutes of voice traffic.

About Cuentas, Inc.
Cuentas, Inc. (OTCQB: CUEN) is a corporation headquartered in Miami, Florida, which, through its operating subsidiaries, engages in the business of using proprietary technology and certain licensed technology to provide innovative Mobile banking, Mobile Payment solutions to underserved, unbanked, and emerging markets.  Learn more at http://www.cuentas.com

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For inquiries:

Dave Gentry

RedChip Companies Inc.

dave@redchip.com

+1-407-491-4498

Cuentas, Inc.

investor@cuentas.com

+1-800-611-3622